UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

FIRST PACTRUST BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	000-49806	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

610 Bay Boulevard, Chula Vista, California	91910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 691-1519

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

    Gregory A. Mitchell, President and Chief Executive Officer of First PacTrust Bancorp, Inc., is scheduled to present at the Sterne Agee Financial Institutions Investor Conference in Orlando, Florida, February 17-18, 2011.  The First PacTrust Bancorp presentation is scheduled for Thursday, February 17, 2011 at 10:15 a.m. EST (7:15 a.m. Pacific time).

    The webcast of the presentation can be accessed through Sterne Agee presentation link at http://cc.talkpoint.com/snlf001/021711a_ah/?entity=20_CHDK28Y or by visiting the www.firstpactrustbancorp.com Investor Relations web site and clicking on the Sterne Agee Conference link.

    Investor presentation material of First PacTrust Bancorp, Inc. is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits:
               The following exhibit is being furnished herewith:

99.1 Investor presentation material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: February 15, 2011	By:	/s/ James P. Sheehy
James P. Sheehy
Executive Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.                                           Description

99.1	Investor presentation material